Dreyfus

      Municipal Money

      Market Fund, Inc.

      ANNUAL REPORT May 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                              Dreyfus Municipal

                                                        Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Municipal Money Market Fund, Inc., covering the 12-month period from June 1, 2001 through May 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

In this environment, money market funds have once again demonstrated their ability to preserve investors' capital during challenging times. Although yields have remained near historical lows, money market funds have recently attracted a record amount of assets as investors look for a more stable alternative to the stock market.

When will volatility in the longer term markets subside? No one knows for sure. It is unlikely that returns from money market funds will enable you to reach long-term financial goals such as retirement, a new home or a college education. Although you may be worried about the challenges presented for growth or income under current market conditions, we encourage you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus Municipal Money Market Fund, Inc. perform during the period?

For the 12-month period ended May 31, 2002, the fund produced a yield of 1.49%. Taking into account the effects of compounding, the fund produced an effective yield of 1.50%.(1)

We attribute the fund's performance to declining interest rates throughout most of the reporting period, which caused tax-exempt money market yields to fall to historically low levels.

What is the fund's investment approach?

The fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In so doing, we employ two primary strategies. First, we normally attempt to add value by constructing a diverse portfolio substantially of high quality, tax-exempt money market instruments from issuers throughout the United States and its territories that provide income exempt from federal personal income tax. Second, we actively manage the fund's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace and interest-rate trends.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn lengthen the fund' s average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund's average maturity to maintain then current yields for as long as we believe practical. At other times,

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The effects of anemic capital spending, widespread layoffs and a declining stock market were intensified by the September 11 terrorist attacks. In response, the Federal Reserve Board (the "Fed" ) conducted an aggressive interest-rate reduction campaign that was designed to stimulate renewed economic growth. In a series of interest-rate cuts, the Fed reduced the benchmark federal funds rate to 1.75%, its lowest level since the 1960s. Yields on one-year tax-exempt notes also fell to historically low levels in this environment.

In addition, tax-exempt money market yields declined in response to a highly volatile stock market, which caused a "flight to quality" among investors seeking a more stable alternative for their assets. As a result, total assets invested in tax-exempt money market funds generally rose during the reporting period, creating additional downward pressure on yields.

The tax-exempt money markets were also affected by the lingering effects of the economic recession. Although the economy began to improve soon after the start of 2002, many state and local governments have continued to receive less tax revenue than they had originally anticipated, creating budget shortfalls. Accordingly, many municipalities have recently increased their issuance of tax-exempt debt. However, we currently believe that a rising supply of tax-exempt money market instruments should be easily absorbed by robust investor demand, especially if the stock market continues to languish.

What is the fund's current strategy?

While interest rates fell in 2001, we adjusted the fund's weighted average maturity to points that generally were longer than those of its peer group. For much of the reporting period, the fund' s relatively long weighted average maturity proved advantageous because it enabled us to lock in higher, prevailing yields for as long as we deemed practical. However, when it became clear in early 2002 that the Fed was not likely to reduce interest rates further, we maintained a neutral weighted average maturity to enhance the fund's ability to capture higher yields as they become available

In addition, we have maintained our focus on capital preservation and the maintenance of liquidity. We also have continued to strive to maintain a " laddered" portfolio, in which holdings mature in stages in an effort to help protect the fund against unexpected changes in interest rates. However, with yields on municipal notes currently at very low levels, we have recently focused primarily on commercial paper with three- to six-month maturities and fixed-rate notes with maturities in the six-month range for the laddered portion of the portfolio. Otherwise, as existing holdings have matured, we have reinvested those proceeds in short-term securities at prevailing low yields. Of course, we may look to change our strategy and the fund's composition as market conditions develop.

June 17, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund



STATEMENT OF INVESTMENTS

May 31, 2002

                                                                                              Principal
TAX-EXEMPT INVESTMENTS--100.9%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--6.1%

Alabama Association of Governmental Organizations
   COP, TRAN 2.75%, 9/30/2002 (Insured; AMBAC)                                               10,000,000               10,029,364

Columbia Industrial Development Board, PCR
   Refunding, VRDN (Alabama Power Co. Project):

      1.65%                                                                                   5,000,000  (a)           5,000,000

      1.75%                                                                                   5,800,000  (a)           5,800,000

Homewood Educational Building Authority
   College and University Revenue, VRDN
   (Educational Facilities-Samford University)

   1.60% (Liquidity Facility; SouthTrust Bank)                                                5,300,000  (a)           5,300,000

Jefferson County, GO Notes, VRDN

   1.60% (Liquidity Facility: Bayerische Landesbank
   and J.P. Morgan Chase Bank)                                                               33,300,000  (a)          33,300,000

West Jefferson Industrial Development Board
   PCR, Refunding, VRDN
   (Alabama Power Co. Project) 1.75%                                                          3,200,000  (a)           3,200,000

ARIZONA--1.3%

Apache County Industrial Development Authority, IDR
  VRDN (Tucson Electric Power-Springerville Project)

   1.40% (LOC; The Bank of New York)                                                         13,700,000  (a)          13,700,000

ARKANSAS--1.5%

Pulaski County Public Facilities Board, MFHR, VRDN

   (Chapelridge Project) 1.60% (LOC; Regions Bank)                                            5,650,000  (a)           5,650,000

City of Springdale, IDR

  (Advanced Environmental Project)

   1.70%, 7/16/2002 (LOC; AIG Funding Inc.)                                                  10,000,000               10,000,000

COLORADO--2.7%

City and County of Denver, Airport Revenue
   Refunding, VRDN 1.55%
   (Insured; MBIA and Liquidity Facility; Bank One Corp.)                                    10,000,000  (a)          10,000,000

Mountain Village Housing Authority
   Housing Facilities Revenue, VRDN
   (Village Court Apartments Project)

   1.68% (Liquidity Facility; U.S. Bank NA)                                                   8,165,000  (a)           8,165,000

Southern Ute Indian Tribe of the Southern Ute
   Indian Reservation, Industrial Revenue

   1.95%, 8/7/2002
   (Liquidity Facility; Bank One Corp.)                                                      10,000,000               10,000,000


                                                                                              Principal
TAX-EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DELAWARE--4.1%

Delaware Economic Development Authority, VRDN:

  IDR, Refunding (Delaware Clean Power Project)

      1.60% (LOC; Motiva Enterprises)                                                        30,000,000  (a)          30,000,000

   Multi-Family Revenue (School House Project)

      1.40% (LOC; HSBC Bank USA)                                                              7,600,000  (a)           7,600,000

Sussex County Development, IDR, VRDN

  (Pats Inc. Project)

   1.65% (LOC; AllFirst Bank)                                                                 4,500,000  (a)           4,500,000

FLORIDA--5.3%

Broward County Housing Finance Authority
   SFMR, VRDN, Merlots Program
   1.55% (Liquidity Facility: First Union Bank,
   FNMA and GNMA)                                                                             3,680,000  (a)           3,680,000

St. Lucie County, Refunding, VRDN
   (Florida Power and Light Co.):

      PCR 1.70%                                                                              10,000,000  (a)          10,000,000

      SWDR 1.85%                                                                             24,000,000  (a)          24,000,000

Sunshine Governmental Financing Commission
   Revenue, CP 1.55%, 6/19/2002 (LOC;
   Toronto-Dominion Bank)                                                                    10,000,000               10,000,000

Tampa Bay Water Utility Systems, Water Revenue
   VRDN, Merlots Program 1.50% (Insured; FGIC
   and Liquidity Facility; Wachovia Bank)                                                     7,000,000  (a)           7,000,000

GEORGIA--7.8%

Burke County Development Authority, PCR, VRDN

   (Georgia Power Co. Plant Vogtle) 1.65%                                                     8,400,000  (a)           8,400,000

Conyers Housing Authority, Multi-Family Revenue, VRDN

   1.60% (LOC; AmSouth Bank)                                                                  4,000,000  (a)           4,000,000

Dekalb County Housing Authority, MFHR, VRDN

  (Forest Columbia Apartments Project)

   1.55% (LOC; First Tennessee Bank)                                                          8,500,000  (a)           8,500,000

Georgia Road and Thruway Authority
   Highway Tolls Revenue

   BAN 2.75%, 11/20/2002                                                                     25,000,000               25,000,000

Gwinnett County Development Authority, IDR, VRDN

  (Suzanna's Kitchen Inc. Project)

   1.50% (LOC; Wachovia Bank)                                                                 6,800,000  (a)           6,800,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
 AX-EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA (CONTINUED)

Gwinnett County School District, GO Notes

  Construction Sales Tax Notes

   2.50%, 12/27/2002                                                                         10,000,000               10,050,030

Savannah Economic Development Authority
   Exempt Facility Revenue

   VRDN (Home Depot Project) 1.55%                                                           17,000,000  (a)          17,000,000

ILLINOIS--7.4%

City of Chicago:

  GO Notes, CP

      1.50%, 10/15/2002 (LOC: Bayerische Landesbank
      and Landesbank Baden-Wurttmberg)                                                        6,325,000                6,325,000

   VRDN:

      Gas Supply Revenue
         (Peoples Gas Light and Coke Co.) 1.50%                                               6,000,000  (a)           6,000,000

      Sales Tax Revenue
         Merlots Program 1.50% (Insured; FGIC and
         Liquidity Facility; First Union Bank)                                               10,000,000  (a)          10,000,000

Illinois Educational Facilities Authority, Revenues

   (University of Chicago) 2.05%, 7/3/2002                                                    8,000,000                8,000,000

Illinois Health Facilities Authority, Revenues:

  (Evanston Northwestern Corp.)

      1.60%, 11/29/2002                                                                      10,000,000               10,000,000

   VRDN (Helping Hand Rehabilitation Center)

      1.45% (LOC; Fifth Third Bank)                                                           3,185,000  (a)           3,185,000

Lake County, MFHR, VRDN

  (Grand Oaks Apartments Project)

   1.47% (Liquidity Facility; FNMA)                                                           9,000,000  (a)           9,000,000

Lombard, MFHR, Refunding, VRDN

  (Clover Creek Apartments Project)

   1.47% (LOC; FNMA)                                                                         10,055,000  (a)          10,055,000

Regional Transportation Authority, Revenue, VRDN

   Merlots Program 1.49% (Insured; MBIA and
   Liquidity Facility; Wachovia Bank)                                                        10,215,000  (a)          10,215,000

University of Illinois, University Revenues, VRDN

   Merlots Program 1.50% (Insured; MBIA and
   Liquidity Facility; First Union Bank)                                                      3,500,000  (a)           3,500,000

INDIANA--3.0%

Indiana Board Bank, Revenue

   Advance Funding Program 2.25%, 7/23/2002                                                   5,000,000                5,006,591

Indiana Health Facility Financing Authority Health
   Facility Revenue, VRDN (Clark Memorial Hospital

   Project)1.55% (LOC; Bank One Corp.)                                                       10,000,000  (a)          10,000,000


                                                                                              Principal
TAX-EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIANA (CONTINUED)

Lawrence-Fort Harrison Reuse Authority

   Tax Increment Revenue, VRDN (Fort Harrison
   Military Base) 1.45% (LOC; Fifth Third Bank)                                               8,300,000  (a)           8,300,000

Lebanon Economic Development, Industrial Revenue
   VRDN (Lau Industries Inc. Project)

   1.55% (LOC; Wachovia Bank)                                                                 4,000,000  (a)           4,000,000

Shelbyville Economic Development
   Industrial Revenue, VRDN (K-T Corp.
   Project) 1.60% (LOC; PNC Bank)                                                             3,325,000  (a)           3,325,000

IOWA--1.9%

Louisa County, PCR, Refunding, VRDN

   (Iowa-Illinois Gas and Electric Co.) 1.50%                                                19,500,000  (a)          19,500,000

KANSAS--1.6%

Kansas Development Finance Authority
   MFHR, Refunding, VRDN (Chesapeake
   Apartments Project) 1.43% (LOC; FHLB)                                                      5,500,000  (a)           5,500,000

Unified Government of Wyandotte County/

  Kansas City, GO Notes:

      2.80%, 6/1/2002                                                                           491,600                  491,600

      1.75%, 2/1/2003                                                                         5,445,601                5,445,601

Wichita, PCR, Refunding, VRDN

  (CIC Industries Inc. Project)

   1.975% (LOC; The Bank of New York)                                                         5,000,000  (a)           5,000,000

KENTUCKY--1.9%

Henderson County, Revenues, VRDN

  (Kentucky Hospital Association Health Facilities)

   1.90% (GIC; Bank of America and
   Liquidity Facility; BNP Paribas)                                                          12,000,000  (a)          12,000,000

Somerset, Industrial Building Revenue, VRDN

  (Wonderfuel LLC Project)

   1.55% (LOC; Bank of America)                                                               7,120,000  (a)           7,120,000

LOUISIANA--2.3%

Louisiana Public Facilities Authority, Revenue:

  CP (Christus Health)

      1.50%, 7/8/2002 (Insured; AMBAC and
      Liquidity Facility; Credit Suisse Group)                                                8,900,000                8,900,000

   VRDN (Pennington Medical Foundation Project)

      1.40% (LOC; Bank One Corp.)                                                            10,000,000  (a)          10,000,000

Quachita Parish Industrial Development Board, Inc.
   IDR, VRDN (Garret Manufacturing LLC Project)

   1.60% (LOC; Regions Bank)                                                                  5,000,000  (a)           5,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX-EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND--3.4%

Carroll County, Revenues, VRDN

   (Fairhaven and Cooper) 1.45%
   (Liquidity Facility; Branch Banking
   and Trust and LOC; Asset Guaranty)                                                         9,290,000  (a)           9,290,000

Maryland Economic Development Corporation
   Revenue, VRDN

   (Todd/Allan Printing Facility)
   1.65% (LOC; AllFirst Bank)                                                                 2,650,000  (a)           2,650,000

Maryland Energy Financing Administration
   SWDR, VRDN (Limited Obligation-Cimenteries
   Project) 1.70% (LOC; Deutsche Bank)                                                       13,600,000  (a)          13,600,000

Maryland Health and Higher Educational
   Facilities Authority, Revenues VRDN
   (Stella Maris Inc.) 1.60% (LOC; AllFirst)                                                  9,680,000  (a)           9,680,000

MICHIGAN--6.2%

Birmingham Economic Development Corporation
  LOR, VRDN (Brown St. Association Project)

   1.975% (LOC; Michigan National Bank)                                                       1,795,000  (a)           1,795,000

City of Detroit, Sewer Disposal Revenue, VRDN

   Merlots Program 1.50% (Insured; FGIC and
   Liquidity Facility; Wachovia Bank)                                                         4,700,000  (a)           4,700,000

Detroit Downtown Development Authority
   Revenue, Refunding, VRDN
   (Millender Center Project)

   1.40% (LOC; HSBC Bank USA)                                                                 7,000,000  (a)           7,000,000

Lake St. Clair Shores Drain District
   GO Notes, VRDN 1.63%
   (Liquidity Facility; Comerica Bank)                                                        5,000,000  (a)           5,000,000

Michigan Hospital Finance Authority, Revenues, VRDN

  Hospital Equipment Loan Program:

      1.63%, Series B (LOC; Michigan National Bank)                                           3,800,000  (a)           3,800,000

      1.63%, Series B-3 (LOC; Michigan National Bank)                                        10,000,000  (a)          10,000,000

Michigan Housing Development Authority:

   LOR, Refunding, VRDN
      (Harbortown Limited Dividend)
      1.725% (LOC; Bankers Trust Co.)                                                         1,000,000  (a)           1,000,000

   Revenue 2.15%, 12/1/2002                                                                  10,000,000               10,000,000

Michigan Strategic Fund, PCR, VRDN

  (Consumers Power Project)

   1.65% (Insured; AMBAC and
   Liquidity Facility; Barclays Bank)                                                        10,000,000  (a)          10,000,000


                                                                                              Principal
TAX-EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Wayne Charter County, Airport Revenue, VRDN

  (Detroit Metropolitan Wayne County)

   1.45% (Insured; FGIC and Liquidity Facility; FGIC)                                        10,000,000  (a)          10,000,000

MINNESOTA--.4%

Cloquet, Industrial Facilities Revenue, VRDN

  (Potlatch Corp. Projects)

   1.60% (LOC; Wachovia Bank)                                                                 4,000,000  (a)           4,000,000

MISSISSIPPI--1.9%

Mississippi Business Finance Corporation
  College and University Revenue, VRDN
  (Belhaven College Project)

   1.60% (LOC; First Tennessee Bank)                                                         11,000,000  (a)          11,000,000

University Educational Building Corporation

  College and University Revenue

  VRDN (Campus Improvements Project)

   1.47% (Insured; MBIA and Liquidity
   Facility; AmSouth Bank)                                                                    8,500,000  (a)           8,500,000

MISSOURI--2.4%

Kansas City Industrial Development Authority
  College and University Revenue, VRDN

   (Ewing Marion Kauffmam) 1.50%                                                              9,530,000  (a)           9,530,000

Missouri Health and Educational Facilities Authority
   School District Sales Tax Revenue
   (Francis Howell School District) 3%, 10/21/2002                                            5,000,000                5,014,327

Saint Charles County Industrial Development Authority
   Industrial Revenue, Refunding, VRDN
   (Country Club Apartments Project)

   1.42% (LOC; LaSalle Bank)                                                                 10,000,000  (a)          10,000,000

NEBRASKA--1.3%

Nebhelp, Inc., College and University Revenue
  VRDN, Multiple Mode Student Loan

   1.40% (Insured; MBIA and Liquidity Facility;
   Student Loan Marketing Association)                                                       12,995,000  (a)          12,995,000

NEW HAMPSHIRE--1.6%

New Hampshire Business Finance Authority, IDR, VRDN

  (Multiple Mode Keeney Manufacturing Co. Project)

   1.55% (LOC; Fleet Bank)                                                                    6,200,000  (a)           6,200,000

Rockingham County, GO Notes:

   BAN 2.70%, 8/16/2002                                                                       4,700,000                4,704,804

   TAN 3%, 12/31/2002                                                                         5,000,000                5,023,516

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX-EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW MEXICO--.5%

New Mexico Hospital Equipment Loan Council
   Revenues, VRDN, Pooled Loan Program
   1.90% (GIC; CDC Funding Corp. and Liquidity Facility;
   Landesbank Hessen-Thuringen Girozentrale)                                                  5,000,000  (a)           5,000,000

NORTH DAKOTA--.5%

Ward County, Healthcare Facility Revenue, VRDN

   (Trinity Obligation Group)
   1.50% (LOC; U.S. Bank NA)                                                                  5,500,000  (a)           5,500,000

OHIO--4.2%

Lake County, Hospital Facilities Revenue, VRDN
   (Lake Hospital Systems Inc.)
   1.52% (Liquidity Facility; Fleet Bank)                                                    12,000,000  (a)          12,000,000

Lorain County, Independent Living Facilities Revenues
   VRDN (Elyria United Methodist Project)
   1.47% (LOC; Bank One Corp.)                                                                6,835,000  (a)           6,835,000

Ohio Water Development Authority:

  Pollution Control Facilities Revenue, Refunding

      VRDN (Philip Morris Co. Inc.) 1.60%                                                    17,900,000  (a)          17,900,000

   Solid Waste Facilities Revenue, BAN

      (Pel Project) 2.85%, 8/1/2002                                                           6,000,000  (b)           6,000,000

OREGON--1.6%

Port of Portland, Special Obligation Revenue, VRDN

  (Portland Bulk Terminals Project)

   1.60% (LOC; Canadian Imperial Bank of Commerce)                                           16,000,000  (a)          16,000,000

PENNSYLVANIA--7.4%

Allegheny County Industrial Development Authority
  VRDN, Health and Housing Facilities Revenue
  Refunding (Longwood at Oakmont)

   1.75% (Liquidity Facility; Fleet Bank
   and LOC; Asset Guaranty)                                                                   5,000,000  (a)           5,000,000

Bucks County Industrial Development Authority
   Revenues, VRDN (Pennswood Village Project)

   1.50% (LOC; Fleet Bank)                                                                    7,000,000  (a)           7,000,000

Emmaus General Authority, Revenue, VRDN:

   1.50% (GIC; Goldman Sachs and Co.)                                                        16,500,000  (a)          16,500,000

   Pennsylvania Loan Program

      1.43% (Insured; FSA and
      Liquidity Facility; First Union Bank)                                                  16,800,000  (a)          16,800,000

Indiana County Industrial Development Authority
   PCR, VRDN (Conemaugh Project)

   1.50% (LOC; Bank One Corp.)                                                                9,200,000  (a)           9,200,000


                                                                                              Principal
TAX-EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Lancaster County Hospital Authority
  Senior Living Facilities Revenue, VRDN
  (QuarryVille Presbyterian)

   1.55% (LOC; AllFirst Bank)                                                                 7,700,000  (a)           7,700,000

Montgomery County Higher Education and
   Health Authority, Revenue, VRDN
   (Pennsylvania Higher Education and Health)

   1.87% (LOC; AllFirst Bank)                                                                 8,600,000  (a)           8,600,000

Pennsylvania Higher Education Assistance Agency
   Student Loan Revenue, Refunding 2.35%
   7/1/2003 (Insured; FSA and Liquidity
   Facility: Bayerische Landesbank, Lloyds
   TSB Bank, State Street Bank and
   Trust Co. and Westdeutsche Landesbank)                                                     5,000,000                5,015,850

TENNESSEE--7.5%

Chattanooga Health Education and Housing Facility
   Board, HR (North Park Hospital Project)
   8.50%, 2/1/2003                                                                            5,000,000  (b)           5,310,157

Johnson City Health and Educational Facilities Board
   HR, VRDN, Merlots Program 1.55%
   (Insured; MBIA and LOC; First Union Bank)                                                  9,950,000  (a)           9,950,000

Montgomery County Public Building Authority
   Pooled Financing Revenue, VRDN
   (Tennessee County Loan Pool):
      1.45% (LOC; Bank of America)                                                            6,975,000  (a)           6,975,000

      1.65% (LOC; Bank of America)                                                            6,000,000  (a)           6,000,000

Sevier County Public Building Authority, Local
   Government Public Improvement, Revenue, VRDN:

      1.40%, Series A-3 (Insured; AMBAC and
         Liquidity Facility; KBC Bank)                                                        3,715,000  (a)           3,715,000

      1.40%, Series II-C1 (Insured; AMBAC and
         Liquidity Facility; KBC Bank)                                                        5,930,000  (a)           5,930,000

      1.40%, Series III-C2 (Insured; AMBAC and
         Liquidity Facility; Landesbank
         Hessen-Thuringen Girozentrale)                                                       9,515,000  (a)           9,515,000

      1.40%, Series III-C4 (Insured; AMBAC and
         Liquidity Facility; Landesbank

         Hessen-Thuringen Girozentrale)                                                      10,000,000  (a)          10,000,000

Shelby County, CP (Baptist Memorial Hospital)

   1.65%, 6/6/2002 (LOC; Bank of America)                                                    20,000,000               20,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX-EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS--7.5%

Austin Water and Wastewater Systems, Revenue
   VRDN, Merlots Program 1.65% (Insured; FSA and
   Liquidity Facility; First Union Bank)                                                      6,415,000  (a)           6,415,000

Brazos Harbor Industrial Development Corporation
   Industrial Revenue, Refunding, VRDN
   (BASF Corp. Project) 1.45%                                                                 5,000,000  (a)           5,000,000

Greater Texas Student Loan Corporation, Student
   Loan Revenue, VRDN 1.47% (LOC; Student
   Loan Marketing Association)                                                               10,000,000  (a)          10,000,000

Hockley County Industrial Development Corporation
   PCR (Amoco Project-Standard Oil Co.)
   2.70%, 9/1/2002                                                                            8,450,000                8,450,000

North Texas Higher Education Authority, Inc.
   Student Loan Revenue, VRDN 1.50%
   (LOC: Bank of America and Dexia Credit Locale)                                            17,000,000  (a)          17,000,000

Pasadena Independent School District
   GO Notes 2.25%, 4/1/2003
   (Liquidity Facility; Westdeutsche Landesbank
   and LOC; Permanent School Fund)                                                           10,000,000               10,004,081

Port of Port Arthur Navigation District
   Environmental Facilities Revenue, Refunding
   VRDN (Motiva Enterprises Project) 1.80%                                                    5,000,000  (a)           5,000,000

City of San Antonio, Water Revenue, VRDN

   Merlots Program 1.50%
   (Liquidity Facility; First Union Bank)                                                     6,000,000  (a)           6,000,000

Texas Department of Housing and Community
   Affairs, Residential Mortgage Revenue
   2.20%, 7/1/2002                                                                            9,000,000                9,000,000

UTAH--.5%

Utah Housing Finance Agency, SFMR, VRDN

   1.55% (Liquidity Facility; Bayerische Landesbank)                                          5,000,000  (a)           5,000,000

VERMONT--.9%

Vermont Educational and Health Buildings
  Finance Agency, HR, VRDN
  (Northwestern Project)

   1.50% (LOC; ABN-AMRO)                                                                      5,000,000  (a)           5,000,000

Vermont Industrial Development Authority, IDR, VRDN

  (Ryegate Project)

   1.55% (LOC; ABN-AMRO)                                                                      4,200,000  (a)           4,200,000


                                                                                              Principal
TAX-EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--2.2%

Loudoun County Industrial Development Authority
  Revenue, VRDN (Atlantic Coast Airlines)

   1.75% (LOC; Wachovia Bank)                                                                 1,500,000  (a)           1,500,000

Richmond Industrial Development Authority
   Industrial Revenue, VRDN
   (Cogentrix of Richmond Project)

   1.80% (LOC; Banque Paribas)                                                               21,000,000  (a)          21,000,000

WASHINGTON--.6%

Washington Housing Finance Commission, MFHR
   VRDN (Holly Village Senior Living)
   1.50% (LOC; FNMA)                                                                          6,600,000  (a)           6,600,000

WEST VIRGINIA--.7%

West Virginia Hospital Finance Authority, Revenues
  VRDN, WVHA Pooled Financing Program

   1.70% (Liquidity Facility: Bank of America,
   Bank of Nova Scotia and BNP Paribas)                                                       6,800,000  (a)           6,800,000

WISCONSIN--1.9%

Elkhorn Area School District, GO Notes, BAN

   2.15%, 6/2/2003                                                                            5,250,000                5,263,597

Hudson School District, Revenue, BAN

   1.75%, 11/5/2002                                                                           2,000,000                2,000,055

Westby Area School District, Revenue, BAN

   2.80%, 11/1/2002                                                                           5,810,000                5,836,305

Wisconsin Health and Educational
   Facilities Authority, Revenues, VRDN
   (Oakwood Village East Lutheran)

   1.50% (LOC; Marshall and Isley Corp.)                                                      6,000,000  (a)           6,000,000

WYOMING--.8%

Campbell County, IDR

  (Two Elk Power Generation Station Project)

   2.10%, 12/3/2002 (Liquidity Facility;
   Bayerische Landesbank)                                                                     8,000,000   v             8,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,034,540,878)                                                           100.9%            1,034,540,878

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.9%)              (9,235,002)

NET ASSETS                                                                                        100.0%            1,025,305,876

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

BAN                       Bond Anticipation Notes

COP                       Certificate of Participation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                             Company

FHLB                      Federal Home Loan Bank

FHLM                      Federal Home Loan Mortgage

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GIC                       Guaranteed Investment Contract

GNMA                      Government National Mortgage
                             Association

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LOR                       Limited Obligation Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

TAN                       Tax Anticipation Notes

TRAN                      Tax and Revenue Anticipation
                             Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+F1                            VMIG1,MIG1, P1                  SP1+, SP1, A1+, A1                               87.5

AAA, AA, A(c)                    Aaa, Aa, A(c)                   AAA, AA,A(c)                                      5.4

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      7.1

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,034,540,878  1,034,540,87

Interest receivable                                                   3,385,247

Prepaid expenses and other assets                                        32,479

                                                                  1,037,958,604
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           430,670

Cash overdraft due to Custodian                                       1,856,061

Payable for investment securities purchased                          10,314,698

Accrued expenses                                                         51,299

                                                                     12,652,728
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,025,305,876
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,025,395,356

Accumulated net realized gain (loss) on investments                    (89,480)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,025,305,876
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(5 billion shares of $.001 par value Common Stock authorized)     1,027,171,534

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     20,749,425

EXPENSES:

Management fee--Note 2(a)                                            4,993,384

Shareholder servicing costs--Note 2(b)                                 553,928

Custodian fees                                                          81,045

Directors' fees and expenses--Note 2(c)                                 60,024

Professional fees                                                       45,237

Prospectus and shareholders' reports                                    29,889

Registration fees                                                       26,501

Miscellaneous                                                           22,410

TOTAL EXPENSES                                                       5,812,418

INVESTMENT INCOME--NET                                              14,937,007
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                123,061

Net unrealized appreciation (depreciation) on investments                1,071

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 124,132

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,061,139

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                           -------------------------------------

                                                     2002                  2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,937,007            30,063,139

Net realized gain (loss) from investments         123,061                60,662

Net unrealized appreciation (depreciation)
   of investments                                   1,071                (9,090)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,061,139            30,114,711
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (14,937,007)          (30,063,139)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               1,884,173,118         1,783,869,941

Dividends reinvested                            6,619,819            16,453,368

Cost of shares redeemed                    (1,786,328,924)       (1,709,511,249)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            104,464,013            90,812,060

TOTAL INCREASE (DECREASE) IN NET ASSETS       104,588,145            90,863,632
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           920,717,731           829,854,099

END OF PERIOD                               1,025,305,876           920,717,731

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended May 31,
                                                      ------------------------------------------------------------------------------

                                                           2002             2001             2000              1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
     beginning of period                                     1.00             1.00             1.00              1.00         1.00

Investment Operations:

Investment income--net                                     .015             .034             .030              .027          .031

Distributions:

Dividends from investment
   income--net                                            (.015)           (.034)           (.030)            (.027)        (.031)

Net asset value, end of period                             1.00             1.00             1.00              1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                           1.51             3.46             3.05              2.78         3.13
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                       .58              .59              .62               .63           .66

Ratio of net investment income
   to average net assets                                   1.50             3.39             3.00              2.73          3.08
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                        1,025,306          920,718          829,854           901,128       903,717


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to seek as high a level of current income exempt from federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

identified cost basis. Cost of investments represent amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $58,201 during the period ended May 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2002 and May 31, 2001, respectively, were all tax exempt income.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to May 31, 2002. If not applied, $65,159 of the carryover expires in fiscal 2007 and $1,599 expires in fiscal 2008.

At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2002, the fund was charged $321,034 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $173,626 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Money Market Fund, Inc., including the statement of investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Money Market Fund, Inc. at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

July 5, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 2002 as " exempt-interest dividends" (not generally subject to regular federal income tax).

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

David W. Burke (65)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation

* U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

Hodding Carter III (66)

Board Member (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of the John S. and James L. Knight Foundation

* President and Chairman of MainStreet TV (thru 1998)

* Knight Professor in Journalism at the University of Maryland

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Ehud Houminer (61)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University.

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor

* Super Sol Limited, an Israeli supermarket chain

* Principal of Lear, Yavitz and Associates, a management consulting firm

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21


Richard C. Leone (61)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of the Century Foundation (formerly The Twentieth Century Fund, Inc.) a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Hans C. Mautner (64)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Vice Chairman and Director Simon Property Group, a real estate investment company

* From 1997 to 1998, Chairman, Chief Executive Officer of Corporate Property Investors, which merged into Simon Property Group in September 1998

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

Robin A. Pringle (38)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of The National Mentoring Partnership (formerly, The One to One Partnership) a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths.

* President of The Boisi Family Foundation, a private family foundation devoted to youths and higher education located in New York City

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

John E. Zuccotti (64)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Brookfield Financial Properties, Inc.

* Vice Chairman of Brookfield Properties Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Applied Graphics Technologies

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

LAWRENCE M. GREEN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 80 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


                                                           For More Information

                        Dreyfus Municipal Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  910AR0502